                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 99.2

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER
PROFORMA OPERATING INCOME WITHOUT GOODWILL AMORTIZATION (a)

                                                          Total         Total         Total
                                                          1998          1999          2000         Q1 2001       Q2 2001
                                                        ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                              $ 148,017     $ 161,056     $ 189,822     $  54,263     $  57,283
Business & Government Svcs Revenue                        150,169       187,999       233,270        61,921        64,875
Marketing Services Revenue                                  6,340        42,946        63,549        16,586        16,150
Royalty Revenue                                             6,636         6,219         6,364         1,657         1,807
                                                        ---------     ---------     ---------     ---------     ---------
  Core Revenue (c)                                      $ 311,162     $ 398,220     $ 493,005     $ 134,427     $ 140,115
                                                        =========     =========     =========     =========     =========

Revenue from Divested & Discontinued Lines (b)            106,063        64,035        54,613         8,902         9,272
                                                        ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (d)                $ 417,225     $ 462,255     $ 547,618     $ 143,329     $ 149,387

Reimbursable Expenses per EITF 01-14 (d)                    6,069        38,131        37,392         8,950         8,139
                                                        ---------     ---------     ---------     ---------     ---------
  Total Revenue                                         $ 423,294     $ 500,386     $ 585,010     $ 152,279     $ 157,526
                                                        =========     =========     =========     =========     =========

Insurance Services Operating Income (a)                 $  66,941     $  78,335     $  95,549     $  27,257     $  30,410
Business & Government Svcs Operating Income (a)            12,613         9,006        38,747        13,323        13,330
Marketing Services Operating Income (a)                     1,819        12,856        23,460         5,390         6,772
Royalty Operating Income                                    3,903         3,483         3,804         1,051         1,191
Income from Reimbursable Expenses                               -             -             -             -             -
Divested & Discontinued Operating Income (a) (b)           14,947        16,651         9,250          (279)           67
Corporate                                                 (27,611)      (33,619)      (43,503)      (10,843)      (13,929)
                                                        ---------     ---------     ---------     ---------     ---------

  Operating Income before other operating charges       $  72,612     $  86,712     $ 127,307     $  35,899     $  37,841
                                                        =========     =========     =========     =========     =========

Other operating charges (e)                                 5,049           513       (28,419)      (17,865)            -
                                                        ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                        $  77,661     $  87,225     $  98,888     $  18,034     $  37,841
                                                        =========     =========     =========     =========     =========

CORE REVENUE GROWTH RATE                                                   28.0%         23.8%         14.7%         13.6%

OPERATING MARGINS
Insurance Services                                           45.2%         48.6%         50.3%         50.2%         53.1%
Business & Government Services                                8.4%          4.8%         16.6%         21.5%         20.5%
Marketing Services                                           28.7%         29.9%         36.9%         32.5%         41.9%
Divested & Discontinued Lines*                               14.1%         26.0%         16.9%         -3.1%          0.7%
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (d)        17.4%         18.8%         23.2%         25.0%         25.3%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
FROM PRODUCTS AND SERVICES (d)                               18.6%         18.9%         18.1%         12.6%         25.3%

                                                                                      Total
                                                         Q3 2001       Q4 2001        2001         Q1 2002       Q2 2002
                                                        ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                              $  58,734     $  57,447     $ 227,727     $  64,140     $  67,031
Business & Government Svcs Revenue                         70,608        70,005       267,409        69,116        75,713
Marketing Services Revenue                                 22,054        21,671        76,461        23,717        27,950
Royalty Revenue                                             1,630         1,714         6,808         1,597         1,542
                                                        ---------     ---------     ---------     ---------     ---------
  Core Revenue (c)                                      $ 153,026     $ 150,837     $ 578,405     $ 158,570     $ 172,236
                                                        =========     =========     =========     =========     =========

Revenue from Divested & Discontinued Lines (b)              5,877           192        24,243            72             -
                                                        ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (d)                $ 158,903     $ 151,029     $ 602,648     $ 158,642     $ 172,236
Reimbursable Expenses per EITF 01-14 (d)                   10,816        10,123        38,028        10,019         9,923
                                                        ---------     ---------     ---------     ---------     ---------
  Total Revenue                                         $ 169,719     $ 161,152     $ 640,676     $ 168,661     $ 182,159
                                                        =========     =========     =========     =========     =========

Insurance Services Operating Income (a)                 $  31,945     $  30,895     $ 120,507     $  35,024     $  35,502
Business & Government Svcs Operating Income (a)            13,633        15,917        56,203        12,520        17,293
Marketing Services Operating Income (a)                     7,077         7,152        26,391         7,405         9,232
Royalty Operating Income                                    1,011         1,147         4,400           997           933
Income from Reimbursable Expenses                               -             -             -             -             -
Divested & Discontinued Operating Income (a) (b)             (464)         (292)         (968)         (206)            -
Corporate                                                 (12,525)      (11,981)      (49,278)      (11,518)      (16,885)
                                                        ---------     ---------     ---------     ---------     ---------

  Operating Income before other operating charges       $  40,677     $  42,838     $ 157,255     $  44,222     $  46,075
                                                        =========     =========     =========     =========     =========

Other operating charges (e)                               (10,853)            -       (28,718)            -        (7,342)
                                                        ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                        $  29,824     $  42,838     $ 128,537     $  44,222     $  38,733
                                                        =========     =========     =========     =========     =========

CORE REVENUE GROWTH RATE                                     20.9%         19.7%         17.3%         18.0%         22.9%

OPERATING MARGINS
Insurance Services                                           54.4%         53.8%         52.9%         54.6%         53.0%
Business & Government Services                               19.3%         22.7%         21.0%         18.1%         22.8%
Marketing Services                                           32.1%         33.0%         34.5%         31.2%         33.0%
Divested & Discontinued Lines*                               -7.9%       -152.1%         -4.0%       -286.1%           n/a
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (d)        25.6%         28.4%         26.1%         27.9%         26.8%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
FROM PRODUCTS AND SERVICES (d)                               18.8%         28.4%         21.3%         27.9%         22.5%

                                                                                      Total
                                                         Q3 2002       Q4 2002        2002         Q1 2003       Q2 2003
                                                        ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                              $  70,495     $  68,616     $ 270,282     $  76,134     $  77,922
Business & Government Svcs Revenue                         79,307        84,625       308,761        80,995        83,792
Marketing Services Revenue                                 27,467        26,699       105,833        25,573        25,676
Royalty Revenue                                             1,563         1,153         5,855         1,303         1,389
                                                        ---------     ---------     ---------     ---------     ---------
  Core Revenue (c)                                      $ 178,832     $ 181,093     $ 690,731     $ 184,005     $ 188,779
                                                        =========     =========     =========     =========     =========

Revenue from Divested & Discontinued Lines (b)                  -             -            72             -             -
                                                        ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (d)                $ 178,832     $ 181,093     $ 690,803     $ 184,005     $ 188,779

Reimbursable Expenses per EITF 01-14 (d)                   10,098         8,480        38,520        10,944        10,470
                                                        ---------     ---------     ---------     ---------     ---------
  Total Revenue                                         $ 188,930     $ 189,573     $ 729,323     $ 194,949     $ 199,249
                                                        =========     =========     =========     =========     =========

Insurance Services Operating Income (a)                 $  37,163     $  36,950     $ 144,639     $  42,436     $  44,364
Business & Government Svcs Operating Income (a)            19,549        20,062        69,424        15,571        18,585
Marketing Services Operating Income (a)                     8,509         7,720        32,866         6,908         7,374
Royalty Operating Income                                      932           464         3,326           646           626
Income from Reimbursable Expenses                               -             -             -             -             -
Divested & Discontinued Operating Income (a) (b)                -             -          (206)            -             -
Corporate                                                 (16,163)      (15,619)      (60,185)      (13,758)      (16,469)
                                                        ---------     ---------     ---------     ---------     ---------

  Operating Income before other operating charges       $  49,990     $  49,577     $ 189,864     $  51,803     $  54,480
                                                        =========     =========     =========     =========     =========

Other operating charges (e)                                     -             -        (7,342)            -       (19,817)
                                                        ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                        $  49,990     $  49,577     $ 182,522     $  51,803     $  34,663
                                                        =========     =========     =========     =========     =========

CORE REVENUE GROWTH RATE                                     16.9%         20.1%         19.4%         16.0%          9.6%

OPERATING MARGINS

Insurance Services                                           52.7%         53.9%         53.5%         55.7%         56.9%
Business & Government Services                               24.6%         23.7%         22.5%         19.2%         22.2%
Marketing Services                                           31.0%         28.9%         31.1%         27.0%         28.7%
Divested & Discontinued Lines*                                n/a           n/a        -286.1%           n/a           n/a
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (d)        28.0%         27.4%         27.5%         28.2%         28.9%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
FROM PRODUCTS AND SERVICES (d)                               28.0%         27.4%         26.4%         28.2%         18.4%

                                                                                      Total
                                                         Q3 2003       Q4 2003        2003
                                                        ---------     ---------     ---------
Insurance Services Revenue                              $  78,100     $  76,968     $ 309,124
Business & Government Svcs Revenue                         87,080        87,616       339,483
Marketing Services Revenue                                 22,631        22,762        96,642
Royalty Revenue                                             1,305         1,105         5,102
                                                        ---------     ---------     ---------
  Core Revenue (c)                                      $ 189,116     $ 188,451     $ 750,351
                                                        =========     =========     =========

Revenue from Divested & Discontinued Lines (b)                  -             -             -
                                                        ---------     ---------     ---------
  Revenue from products and services (d)                $ 189,116     $ 188,451     $ 750,351

Reimbursable Expenses per EITF 01-14 (d)                   12,402        11,579        45,395
                                                        ---------     ---------     ---------
  Total Revenue                                         $ 201,518     $ 200,030     $ 795,746
                                                        =========     =========     =========

Insurance Services Operating Income (a)                 $  43,998     $  41,720     $ 172,518
Business & Government Svcs Operating Income (a)            18,652        18,272        71,080
Marketing Services Operating Income (a)                     3,580         3,987        21,849
Royalty Operating Income                                      416           380         2,068
Income from Reimbursable Expenses                               -             -             -
Divested & Discontinued Operating Income (a) (b)                -             -             -
Corporate                                                 (14,850)      (12,936)      (58,013)
                                                        ---------     ---------     ---------

  Operating Income before other operating charges       $  51,796     $  51,423     $ 209,502
                                                        =========     =========     =========

Other operating charges (e)                                (4,022)       (7,103)      (30,942)
                                                        ---------     ---------     ---------
OPERATING INCOME                                        $  47,774     $  44,320     $ 178,560
                                                        =========     =========     =========

CORE REVENUE GROWTH RATE                                      5.8%          4.1%          8.6%

OPERATING MARGINS
Insurance Services                                           56.3%         54.2%         55.8%
Business & Government Services                               21.4%         20.9%         20.9%
Marketing Services                                           15.8%         17.5%         22.6%
Divested & Discontinued Lines*                                n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (d)        27.4%         27.3%         27.9%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
FROM PRODUCTS AND SERVICES (d)                               25.3%         23.5%         23.8%

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                          Total         Total         Total
                                                          1998          1999          2000         Q1 2001       Q2 2001
                                                        ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                              $ 148,017     $ 161,056     $ 189,822     $  54,263     $  57,283
Business & Government Svcs Revenue                        150,169       187,999       233,270        61,921        64,875
Marketing Services Revenue                                  6,340        42,946        63,549        16,586        16,150
Royalty Revenue                                             6,636         6,219         6,364         1,657         1,807
                                                        ---------     ---------     ---------     ---------     ---------
  Core Revenue (b)                                      $ 311,162     $ 398,220     $ 493,005     $ 134,427     $ 140,115
                                                        =========     =========     =========     =========     =========

Revenue from Divested & Discontinued Lines (a)            106,063        64,035        54,613         8,902         9,272
                                                        ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (c)                $ 417,225     $ 462,255     $ 547,618     $ 143,329     $ 149,387

Reimbursable Expenses per EITF 01-14 (c)                    6,069        38,131        37,392         8,950         8,139
                                                        ---------     ---------     ---------     ---------     ---------
  Total Revenue                                         $ 423,294     $ 500,386     $ 585,010     $ 152,279     $ 157,526
                                                        =========     =========     =========     =========     =========

Insurance Services Operating Income                     $  66,387     $  77,604     $  94,892     $  27,004     $  30,125
Business & Government Svcs Operating Income                 7,998         2,285        29,377        10,773        10,497
Marketing Services Operating Income                         1,269        10,526        19,285         4,338         5,721
Royalty Operating Income                                    3,903         3,483         3,804         1,051         1,191
Income from Reimbursable Expenses                               -             -             -             -             -
Divested & Discontinued Operating Income (a)               13,743        15,446         8,045          (580)         (234)
Corporate                                                 (27,611)      (33,619)      (43,503)      (10,843)      (13,929)
                                                        ---------     ---------     ---------     ---------     ---------

  Operating Income before other operating charges       $  65,689     $  75,725     $ 111,900     $  31,743     $  33,371
                                                        =========     =========     =========     =========     =========

Other operating charges (d)                                 5,049           513       (28,419)      (17,865)            -
                                                        ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                        $  70,738     $  76,238     $  83,481     $  13,878     $  33,371
                                                        =========     =========     =========     =========     =========

OPERATING MARGINS
Insurance Services                                           44.9%         48.2%         50.0%         49.8%         52.6%
Business & Government Services                                5.3%          1.2%         12.6%         17.4%         16.2%
Marketing Services                                           20.0%         24.5%         30.3%         26.2%         35.4%
Divested & Discontinued Lines (a)                            13.0%         24.1%         14.7%        -6.5%         -2.5%
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (c)        15.7%         16.4%         20.4%         22.1%         22.3%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                              17.0%         16.5%         15.2%          9.7%         22.3%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE            16.7%         15.2%         14.3%          9.1%         21.2%

INTERNAL GROWTH RATES (e)
Insurance Services                                           21.9%         18.4%         18.0%         14.9%         15.8%
Business & Government Services                               19.9%         15.0%         14.2%          8.6%          1.4%
Marketing Services                                            n/a           n/a          17.0%          9.6%          2.1%
Total ChoicePoint                                            20.3%         16.1%         15.8%         11.2%          7.1%

                                                                                      Total
                                                         Q3 2001       Q4 2001        2001         Q1 2002       Q2 2002
                                                        ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                              $  58,734     $  57,447     $ 227,727     $  64,140     $  67,031
Business & Government Svcs Revenue                         70,608        70,005       267,409        69,116        75,713
Marketing Services Revenue                                 22,054        21,671        76,461        23,717        27,950
Royalty Revenue                                             1,630         1,714         6,808         1,597         1,542
                                                        ---------     ---------     ---------     ---------     ---------
  Core Revenue (b)                                      $ 153,026     $ 150,837     $ 578,405     $ 158,570     $ 172,236
                                                        =========     =========     =========     =========     =========

Revenue from Divested & Discontinued Lines (a)              5,877           192        24,243            72             -
                                                        ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (c)                $ 158,903     $ 151,029     $ 602,648     $ 158,642     $ 172,236

Reimbursable Expenses per EITF 01-14 (c)                   10,816        10,123        38,028        10,019         9,923
                                                        ---------     ---------     ---------     ---------     ---------
  Total Revenue                                         $ 169,719     $ 161,152     $ 640,676     $ 168,661     $ 182,159
                                                        =========     =========     =========     =========     =========

Insurance Services Operating Income                     $  31,663     $  30,615     $ 119,407     $  35,024     $  35,502
Business & Government Svcs Operating Income                10,769        13,050        45,089        12,520        17,293
Marketing Services Operating Income                         6,025         6,101        22,185         7,405         9,232
Royalty Operating Income                                    1,011         1,147         4,400           997           933
Income from Reimbursable Expenses                               -             -             -             -             -
Divested & Discontinued Operating Income (a)                 (665)         (292)       (1,771)         (206)            -
Corporate                                                 (12,525)      (11,981)      (49,278)      (11,518)      (16,885)
                                                        ---------     ---------     ---------     ---------     ---------

  Operating Income before other operating charges       $  36,278     $  38,640     $ 140,032     $  44,222     $  46,075
                                                        =========     =========     =========     =========     =========

Other operating charges (d)                               (10,853)            -       (28,718)            -        (7,342)
                                                        ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                        $  25,425     $  38,640     $ 111,314     $  44,222     $  38,733
                                                        =========     =========     =========     =========     =========

OPERATING MARGINS
Insurance Services                                           53.9%         53.3%         52.4%         54.6%         53.0%
Business & Government Services                               15.3%         18.6%         16.9%         18.1%         22.8%
Marketing Services                                           27.3%         28.2%         29.0%         31.2%         33.0%
Divested & Discontinued Lines (a)                           -11.3%       -152.1%         -7.3%       -286.1%           n/a
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (c)        22.8%         25.6%         23.2%         27.9%         26.8%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                              16.0%         25.6%         18.5%         27.9%         22.5%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE            15.0%         24.0%         17.4%         26.2%         21.3%

INTERNAL GROWTH RATES (e)
Insurance Services                                           16.0%         18.5%         16.3%         17.5%         17.0%
Business & Government Services                               -3.8%         -5.6%         -0.1%         -3.8%          5.6%
Marketing Services                                            2.3%        -4.0%           2.3%          3.4%          5.4%
Total ChoicePoint                                             4.6%          4.0%          6.6%          5.7%         10.0%

                                                                                      Total
                                                         Q3 2002       Q4 2002        2002         Q1 2003       Q2 2003
                                                        ---------     ---------     ---------     ---------     ---------
Insurance Services Revenue                              $  70,495     $  68,616     $ 270,282     $  76,134     $  77,922
Business & Government Svcs Revenue                         79,307        84,625       308,761        80,995        83,792
Marketing Services Revenue                                 27,467        26,699       105,833        25,573        25,676
Royalty Revenue                                             1,563         1,153         5,855         1,303         1,389
                                                        ---------     ---------     ---------     ---------     ---------
  Core Revenue (b)                                      $ 178,832     $ 181,093     $ 690,731     $ 184,005     $ 188,779
                                                        =========     =========     =========     =========     =========

Revenue from Divested & Discontinued Lines (a)                  -             -            72             -             -
                                                        ---------     ---------     ---------     ---------     ---------
  Revenue from products and services (c)                $ 178,832     $ 181,093     $ 690,803     $ 184,005     $ 188,779

Reimbursable Expenses per EITF 01-14 (c)                   10,098         8,480        38,520        10,944        10,470
                                                        ---------     ---------     ---------     ---------     ---------
  Total Revenue                                         $ 188,930     $ 189,573     $ 729,323     $ 194,949     $ 199,249
                                                        =========     =========     =========     =========     =========

Insurance Services Operating Income                     $  37,163     $  36,950     $ 144,639     $  42,436     $  44,364
Business & Government Svcs Operating Income                19,549        20,062        69,424        15,571        18,585
Marketing Services Operating Income                         8,509         7,720        32,866         6,908         7,374
Royalty Operating Income                                      932           464         3,326           646           626
Income from Reimbursable Expenses                               -             -             -             -             -
Divested & Discontinued Operating Income (a)                    -             -          (206)            -             -
Corporate                                                 (16,163)      (15,619)      (60,185)      (13,758)      (16,469)
                                                        ---------     ---------     ---------     ---------     ---------

  Operating Income before other operating charges       $  49,990     $  49,577     $ 189,864     $  51,803     $  54,480
                                                        =========     =========     =========     =========     =========

Other operating charges (d)                                     -             -        (7,342)            -       (19,817)
                                                        ---------     ---------     ---------     ---------     ---------
OPERATING INCOME                                        $  49,990     $  49,577     $ 182,522     $  51,803     $  34,663
                                                        =========     =========     =========     =========     =========

OPERATING MARGINS
Insurance Services                                           52.7%         53.9%         53.5%         55.7%         56.9%
Business & Government Services                               24.6%         23.7%         22.5%         19.2%         22.2%
Marketing Services                                           31.0%         28.9%         31.1%         27.0%         28.7%
Divested & Discontinued Lines (a)                             n/a           n/a       -286.1%           n/a           n/a
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (c)        28.0%         27.4%         27.5%         28.2%         28.9%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                              28.0%         27.4%         26.4%         28.2%         18.4%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE            26.5%         26.2%         25.0%         26.6%         17.4%

INTERNAL GROWTH RATES (e)
Insurance Services                                           18.5%         18.0%         17.8%         17.2%         15.0%
Business & Government Services                               12.3%         17.6%          8.4%          3.9%         -2.5%
Marketing Services                                            4.9%          6.7%          5.2%         -2.4%        -13.6%
Total ChoicePoint                                            13.4%         15.6%         11.4%          8.1%          2.4%

                                                                                      Total
                                                         Q3 2003       Q4 2003        2003
                                                        ---------     ---------     ---------
Insurance Services Revenue                              $  78,100     $  76,968     $ 309,124
Business & Government Svcs Revenue                         87,080        87,616       339,483
Marketing Services Revenue                                 22,631        22,762        96,642
Royalty Revenue                                             1,305         1,105         5,102
                                                        ---------     ---------     ---------
  Core Revenue (b)                                      $ 189,116     $ 188,451     $ 750,351
                                                        =========     =========     =========

Revenue from Divested & Discontinued Lines (a)                  -             -             -
                                                        ---------     ---------     ---------
  Revenue from products and services (c)                $ 189,116     $ 188,451     $ 750,351

Reimbursable Expenses per EITF 01-14 (c)                   12,402        11,579        45,395
                                                        ---------     ---------     ---------
  Total Revenue                                         $ 201,518     $ 200,030     $ 795,746
                                                        =========     =========     =========

Insurance Services Operating Income                     $  43,998     $  41,720     $ 172,518
Business & Government Svcs Operating Income                18,652        18,272        71,080
Marketing Services Operating Income                         3,580         3,987        21,849
Royalty Operating Income                                      416           380         2,068
Income from Reimbursable Expenses                               -             -             -
Divested & Discontinued Operating Income (a)                    -             -             -
Corporate                                                 (14,850)      (12,936)      (58,013)
                                                        ---------     ---------     ---------

Operating Income before other operating charges         $  51,796     $  51,423     $ 209,502
                                                        =========     =========     =========

Other operating charges (d)                                (4,022)       (7,103)      (30,942)
                                                        ---------     ---------     ---------
OPERATING INCOME                                        $  47,774     $  44,320     $ 178,560
                                                        =========     =========     =========

OPERATING MARGINS
Insurance Services                                           56.3%         54.2%         55.8%
Business & Government Services                               21.4%         20.9%         20.9%
Marketing Services                                           15.8%         17.5%         22.6%
Divested & Discontinued Lines (a)                             n/a           n/a           n/a
ChoicePoint excluding other operating charges, as a
 percentage of revenue from products and services (c)        27.4%         27.3%         27.9%
OPERATING INCOME AS A PERCENTAGE OF REVENUE
 FROM PRODUCTS AND SERVICES (c)                              25.3%         23.5%         23.8%
OPERATING INCOME AS A PERCENTAGE OF TOTAL REVENUE            23.7%         22.2%         22.4%

INTERNAL GROWTH RATES (e)
Insurance Services                                           10.1%          9.5%         12.8%
Business & Government Services                               -3.9%         -7.4%         -2.8%
Marketing Services                                          -21.7%        -18.7%        -14.5%
Total ChoicePoint                                            -1.2%         -2.6%          1.5%

(a) Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b) Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(c) Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbursed, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(d) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards

(e) Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

CHOICEPOINT INC.
OPERATING RESULTS BY QUARTER

                                                          Total         Total         Total
                                                          1998          1999          2000         Q1 2001       Q2 2001
                                                        ---------     ---------     ---------     ---------     ---------
NET INCOME                                              $  42,315     $  42,197     $  43,822     $   7,213     $  19,921
EPS                                                     $    0.52     $    0.52     $    0.52     $    0.08     $    0.23

Less:
  Cumulative change in accounting principle, net                -             -             -             -             -
  Income from discontinued operations, net of tax           4,037         3,997         3,656           881         1,249
  Gain on sale of discontinued operations, net                  -             -             -             -             -
                                                        ---------     ---------     ---------     ---------     ---------

 Net income from continuing operations                  $  38,278     $  38,200     $  40,166     $   6,332     $  18,672
EPS from continuing operations                          $    0.47     $    0.47     $    0.48     $    0.07     $    0.21

Add back: goodwill amortization net of taxes (a)            5,401         9,397        12,885         3,118         3,198
Pro forma Net income from continuing operations (a)     $  43,679     $  47,597     $  53,051     $   9,450     $  21,870
                                                        =========     =========     =========     =========     =========
Pro forma EPS from continuing operations (a)            $    0.54     $    0.58     $    0.63     $    0.11     $    0.25

Add back:
  Other operating charges (b)                              (5,049)         (513)       28,419        17,865             -
  Tax provision (benefit) related to other operating
  charges                                                   2,114           (78)       (8,604)       (6,655)            -
                                                        ---------     ---------     ---------     ---------     ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $  40,744     $  47,006     $  72,866     $  20,660     $  21,870
                                                        =========     =========     =========     =========     =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $    0.51     $    0.58     $    0.87     $    0.24     $    0.25

Wtd Avg Shares                                             80,616        81,591        84,139        86,264        86,873

                                                                                      Total
                                                         Q3 2001       Q4 2001        2001         Q1 2002       Q2 2002
                                                        ---------     ---------     ---------     ---------     ---------
NET INCOME                                              $      12     $  23,188     $  50,334     $   2,998     $  24,113
EPS                                                     $    0.00     $    0.26     $    0.58     $    0.03     $    0.27

Less:
  Cumulative change in accounting principle, net                -             -             -       (24,416)            -
  Income from discontinued operations, net of tax           1,208         1,294         4,632         1,575         1,707
  Gain on sale of discontinued operations, net                  -             -             -             -             -
                                                        ---------     ---------     ---------     ---------     ---------

 Net income from continuing operations                  $  (1,196)    $  21,894     $  45,702     $  25,839     $  22,406
EPS from continuing operations                          $   (0.01)    $    0.25     $    0.52     $    0.29     $    0.25

Add back: goodwill amortization net of taxes (a)            3,203         3,119        12,638             -             -
Pro forma Net income from continuing operations (a)     $   2,007     $  25,013     $  58,340     $  25,839     $  22,406
                                                        =========     =========     =========     =========     =========
Pro forma EPS from continuing operations (a)            $    0.02     $    0.28     $    0.67     $    0.29     $    0.25

Add back:
  Other operating charges (b)                              10,853             -        28,718             -         7,342
  Tax provision (benefit) related to other operating
  charges                                                  10,534             -         3,879             -        (2,818)
                                                        ---------     ---------     ---------     ---------     ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $  23,394     $  25,013     $  90,937     $  25,839     $  26,930
                                                        =========     =========     =========     =========     =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $    0.27     $    0.28     $    1.04     $    0.29     $    0.30

Wtd Avg Shares                                             87,457        88,101        87,151        88,969        89,692

                                                                                      Total
                                                         Q3 2002       Q4 2002        2002         Q1 2003       Q2 2003
                                                        ---------     ---------     ---------     ---------     ---------
NET INCOME                                              $  31,262     $  31,454     $  89,827     $  65,175     $  20,853
EPS                                                     $    0.35     $    0.35     $    1.01     $    0.73     $    0.23

Less:
  Cumulative change in accounting principle, net                -             -       (24,416)            -             -
  Income from discontinued operations, net of tax           1,704         1,585         6,571           991             -
  Gain on sale of discontinued operations, net                  -             -             -        32,893             -
                                                        ---------     ---------     ---------     ---------     ---------

 Net income from continuing operations                  $  29,558     $  29,869     $ 107,672     $  31,291     $  20,853
EPS from continuing operations                          $    0.33     $    0.34     $    1.21     $    0.35     $    0.23

Add back: goodwill amortization net of taxes (a)                -             -             -             -             -
Pro forma Net income from continuing operations (a)     $  29,558     $  29,869     $ 107,672     $  31,291     $  20,853
                                                        =========     =========     =========     =========     =========
Pro forma EPS from continuing operations (a)            $    0.33     $    0.34     $    1.21     $    0.35     $    0.23

Add back:
  Other operating charges (b)                                   -             -         7,342             -        19,817
  Tax provision (benefit) related to other operating
  charges                                                       -             -        (2,818)            -        (7,609)
                                                        ---------     ---------     ---------     ---------     ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $  29,558     $  29,869     $ 112,196     $  31,291     $  33,061
                                                        =========     =========     =========     =========     =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $    0.33     $    0.34     $    1.26     $    0.35     $    0.37

Wtd Avg Shares                                             89,612        89,064        89,194        89,374        89,354

                                                                                      Total
                                                         Q3 2003       Q4 2003        2003
                                                        ---------     ---------     ---------
NET INCOME                                              $  29,055     $  26,909     $ 141,992
EPS                                                     $    0.32     $    0.30     $    1.58

Less:
  Cumulative change in accounting principle, net                -             -             -
  Income from discontinued operations, net of tax               -             -           991
  Gain on sale of discontinued operations, net                  -             -        32,893
                                                        ---------     ---------     ---------

 Net income from continuing operations                  $  29,055     $  26,909     $ 108,108
EPS from continuing operations                          $    0.32     $    0.30     $    1.21

Add back: goodwill amortization net of taxes (a)                -             -             -
Pro forma Net income from continuing operations (a)     $  29,055     $  26,909     $ 108,108
                                                        =========     =========     =========
Pro forma EPS from continuing operations (a)            $    0.32     $    0.30     $    1.21
Add back:
  Other operating charges (b)                               4,022         7,103        30,942
  Tax provision (benefit) related to other operating
  charges                                                  (1,545)       (2,728)      (11,882)
                                                        ---------     ---------     ---------

PRO FORMA INCOME FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $  31,532     $  31,284     $ 127,168
                                                        =========     =========     =========
PRO FORMA EPS FROM CONTINUING OPERATIONS
EXCLUDING OTHER OPERATING CHARGES (a)(b)                $    0.35     $    0.35     $    1.42

Wtd Avg Shares                                             89,866        89,923        89,686

(a) FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b) Other operating charges include merger-related costs, unusual items, realignment charges and gain (loss) on sale of business that management excludes in its assessments of operating results and in determining operational incentive awards and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:

                                                          Total         Total         Total
                                                          1998          1999          2000         Q1 2001       Q2 2001
                                                        ---------     ---------     ---------     ---------     ---------
Merger transaction costs                                        -             -        11,579             -             -
Merger personnel related costs                                838             -         3,780         1,832             -
Other merger integration costs                                  -             -         3,629         2,433             -
Write down of minority investments                              -           817             -             -             -
Asset impairments                                           2,920           732         6,954        12,693             -
Nonmerger severance                                             -           451         1,885           838             -
Other one-time charges                                          -             -           592            69             -
(Gain) loss on sale of business                            (8,807)       (2,513)            -             -             -
                                                        ---------     ---------     ---------     ---------     ---------
  Total other operating charges                            (5,049)         (513)       28,419        17,865             -
                                                        =========     =========     =========     =========     =========

                                                                                    Total
                                                       Q3 2001       Q4 2001        2001         Q1 2002       Q2 2002
                                                      ---------     ---------     ---------     ---------     ---------
Merger transaction costs                                      -             -             -             -             -
Merger personnel related costs                                -             -         1,832             -             -
Other merger integration costs                                -             -         2,433             -             -
Write down of minority investments                            -             -             -             -         2,370
Asset impairments                                             -             -        12,693             -         2,985
Nonmerger severance                                           -             -           838             -           567
Other one-time charges                                        -             -            69             -         1,420
(Gain) loss on sale of business                          10,853             -        10,853             -             -
                                                      ---------     ---------     ---------     ---------     ---------
  Total other operating charges                          10,853             -        28,718             -         7,342
                                                      =========     =========     =========     =========     =========

                                                                                    Total
                                                       Q3 2002       Q4 2002        2002         Q1 2003       Q2 2003
                                                      ---------     ---------     ---------     ---------     ---------
Merger transaction costs                                      -             -             -             -             -
Merger personnel related costs                                -             -             -             -             -
Other merger integration costs                                -             -             -             -             -
Write down of minority investments                            -             -         2,370             -             -
Asset impairments                                             -             -         2,985             -        12,490
Nonmerger severance                                           -             -           567             -         2,848
Other one-time charges                                        -             -         1,420             -         4,479
(Gain) loss on sale of business                               -             -             -             -             -
                                                      ---------     ---------     ---------     ---------     ---------
  Total other operating charges                               -             -         7,342             -        19,817
                                                      =========     =========     =========     =========     =========

                                                                                    Total
                                                       Q3 2003       Q4 2003        2003
                                                      ---------     ---------     ---------
Merger transaction costs                                      -             -             -
Merger personnel related costs                                -             -             -
Other merger integration costs                                -             -             -
Write down of minority investments                            -             -             -
Asset impairments                                         3,015         5,845        21,350
Nonmerger severance                                         882           624         4,354
Other one-time charges                                      125           634         5,238
(Gain) loss on sale of business                               -             -             -
                                                      ---------     ---------     ---------
  Total other operating charges                           4,022         7,103        30,942
                                                      =========     =========     =========